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 

exelon℠

November 3, 2022

Earnings Conference Call Third Quarter 2022

Cautionary Statements Regarding Forward-Looking Information

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as "could," "may," "expects," "anticipates," "will," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," "predicts," "should," and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Any reference to "E" after a year or time period indicates the information for that year or time period is an estimate.

The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2021 Annual Report on Form 10-K filed with the SEC on February 25, 2022 in Part I, ITEM 1A. Risk Factors; (2) the Registrants' Current Report on Form 8-K filed with the SEC on June 30, 2022 to recast Exelon's consolidated financial statements and certain other financial information originally included in the 2021 Form 10-K in (a) Part II, ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (b) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 17, Commitments and Contingencies; (3) the Registrants' Third Quarter 2022 Quarterly Report on Form 10-Q (to be filed on November 3, 2022) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 13, Commitments and Contingencies; and (4) other factors discussed in filings with the SEC by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Non-GAAP Financial Measures

Exelon reports its financial results in accordance with accounting principles generally accepted in the United States (GAAP). Historical results were revised from amounts previously reported to reflect only Exelon continuing operations. Exelon supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including:

- ***Adjusted operating earnings*** exclude certain items that are considered by management to be not directly related to the ongoing operations of the business as described in the Appendix
- ***Adjusted operating and maintenance expense*** excludes regulatory operating and maintenance costs for the utility businesses and certain excluded items as set forth in the reconciliation in the Appendix
- ***Operating ROE*** is calculated using operating net income divided by average equity for the period. The operating income reflects all lines of business for the utility business (Electric Distribution, Gas Distribution, Transmission).
- ***Adjusted cash from operations*** primarily includes cash flows from operating activities adjusted for common dividends, change in cash on hand, and the cash payment to Constellation in accordance with the separation agreement

Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available, as management is unable to project all of these items for future periods.

This information is intended to enhance an investor's overall understanding of period over period financial results and provide an indication of Exelon's baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets and planning and forecasting of future periods.

These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies' presentations. Exelon has provided these non-GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented.

Non-GAAP financial measures are identified by the phrase "non-GAAP" or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation.

Key Messages

Financial and Operational Excellence

- GAAP Earnings of $0.68 per share in Q3 2022
- Adjusted Operating Earnings* of $0.75 per share in Q3 2022
- Narrowing 2022 Adjusted Operating Earnings* from $2.18 - $2.32 per share(1) to $2.21 - $2.29 per share(2)
- Continue to execute at high operational levels, with best-on-record reliability performance at multiple operating companies

Rate Case Developments

- Successfully executing Delmarva DE gas, PECO gas, Delmarva MD multi-year plan (MYP), and ComEd distribution rate case filings in 2022
- Well positioned for key 2023 filings including first multi-year plan for ComEd under CEJA, as well as the second MYPs and certain MYP reconciliation filings for BGE, Pepco MD, and Pepco DC

Earnings Growth and Balance Sheet Outlook

- Reaffirming Adjusted Operating Earnings* growth target of 6-8% through 2025 from 2021(3) driven by 8.1% rate base growth with year-over-year earnings variability from rate case timing
- Unmitigated cash impact of Corporate Minimum Tax (CMT) remains ~$200M per year which can be absorbed on balance sheet through the planning period; expect no incremental equity needs beyond previously announced $1B through 2025; only $425M remains

(1) 2022 original earnings guidance based on expected average outstanding shares of 983M. ComEd's 2022 earnings guidance is based on a forward 30-year Treasury yield as of 12/31/2021.
(2) 2022 revised earnings guidance based on expected average outstanding shares of 987M. ComEd's 2022 revised earnings guidance is based on a forward 30-year Treasury yield as of 9/30/2022.
(3) Based off the midpoint of Exelon's 2021 Adjusted EPS* guidance range of $2.06 - $2.14 as disclosed at Analyst Day in January 2022

Operating Highlights

Operations	Metric	YTD 2022			
		BGE	ComEd	PECO	PHI
Electric Operations	OSHA Recordable Rate[1]	Q3	Q1	Q2	Q2
	2.5 Beta SAIFI (Outage Frequency)[2]	Q2	Q1	Q1	Q1
	2.5 Beta CAIDI (Outage Duration)[3]	Q1	Q1	Q1	Q1
Customer Operations	Customer Satisfaction[4]	Q1	Q1	Q1	Q2
Gas Operations	Gas Odor Response[5]	Q1	No Gas Operations	Q1	Q1

Quartile

Q1	Q2
Q3	Q4

- **Reliability remains strong:**
  - ComEd and PECO achieved best-on-record SAIFI performance, with ComEd attaining top decile and PECO and PHI scoring in the top quartile
  - ComEd continues to deliver best-on-record CAIDI performance and is sustaining its top decile scores, while BGE, PECO, and PHI attained top quartile
- **Continue to deliver on key customer operations metrics:**
  - BGE, ComEd and PECO remain top quartile in customer satisfaction
- **For the third consecutive quarter, PHI delivered a perfect score in gas odor response, with BGE, PECO, and PHI sustaining top decile performance**
- **ComEd maintains top decile safety performance in OSHA, and we remain focused on improving BGE, PECO, and PHI**

Note: quartiles are calculated using results reported in 2020 by a panel of peer companies that are deemed most comparable to Exelon's utilities
(1) Reflects the number of work-related injuries or illnesses requiring more than first-aid treatment, per 100 employees (source: EEI Safety Survey, T&D Peer Panel only)
(2) Reflects the average number of interruptions per customer as a YE projection (sources: *First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey*, or *EIA*)
(3) Reflects the average time to restore service to customer interruptions (sources: *First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey*, or *EIA*)
(4) Reflects the measurements of perceptions of reliability, customer service, price and management reputation by residential and small business customers reported to *Escalent*
(5) Reflects the percentage of calls responded to in 1 hour or less (sources: *PSE&G Peer Panel Gas Survey* and *AGA Best Practices Survey*)

Q3 2022 QTD Adjusted Operating Earnings* Waterfall



$0.53(1)
$0.04
$0.12
$0.28
$0.23
($0.05)
($0.08)
Q3 2021
$0.04 Distribution Rates(2)
$0.03 Other(3)
$0.07
ComEd
$0.06
$0.04 Distribution Rates
$0.03 Storm Costs
($0.01) Depreciation and Amortization
PECO
$0.02 Distribution Rates
$0.01 Storm Costs
$0.03
BGE
$0.01
$0.02 Distribution Rates
($0.01) Depreciation and Amortization
PHI
$0.08 BSC Allocations Adjustment for Discontinued Operations(4)
($0.02) Interest Expense
($0.01) Other
$0.08
($0.03)
Corp
$0.75
$0.07
$0.18
$0.29
$0.30
($0.08)
Q3 2022
BGE
PECO
PHI
ComEd
Corp
Discontinued Ops Adjustment(4)

Narrowing 2022 Adjusted Operating Earnings* of $2.21 - $2.29 per share(5)

Note: Amounts may not sum due to rounding

(1) Revised from amounts previously reported to reflect only Exelon continuing operations
(2) Reflects higher allowed electric distribution ROE due to an increase in treasury rates and higher rate base
(3) Primarily attributable to distribution formula rate timing
(4) Reflects certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon's results, as these costs do not qualify as expenses of the discontinued operations per the accounting rules
(5) 2022 earnings guidance based on expected average outstanding shares of 987M. ComEd's 2022 revised earnings guidance is based on a forward 30-year Treasury yield as of 9/30/2022

Exelon's Trailing Twelve Month Earned ROEs*



10.1%
10.0%
9.7%
9.1%
8.9%
8.7%
8.9%
9.4%
9.3%
9.2%
8.9%
8.8%
9.3%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

Exelon's consolidated TTM ROEs* are within our 9-10% targeted range

Note: Represents the twelve-month periods ending September 30, 2019-2022, June 30, 2020-2022, March 31, 2020-2022, and December 31, 2019-2021 for Exelon's utilities (excludes Corp). Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Gray-shaded area represents Exelon's 9-10% targeted range.

2022 Distribution Rate Cases and 2023 Expected Filings


2022
DPL MD Settlement Approved Mar 2, 2022
ComEd Performance Metrics Order Received Sep 27, 2022
DPL MD MYP 1 & ComEd (Final Formula Rate) Final Orders Expected by YE 2022
BGE Gas & Electric MYP 2 & MYP 1 Rec Filing Q1 2023
Pepco MD MYP 2 & MYP 1 Rec Filing Q2 2023
2023
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
Today
DPL DE Gas & PECO Gas Settlements Approved Oct 2022
DPL DE Electric BRC Filing Dec 2022
ComEd MYP 1 Filing Jan 2023
ComEd 2022 Rec Filing April 2023
Pepco DC MYP 2 & MYP 1 Rec Filing 1H23

2022 Distribution Rate Case Proceedings

- **Completed Rate Case Proceedings**
  - MDPSC approved a settlement in DPL MD's traditional electric rate case on March 2, 2022
  - ICC issued an order on ComEd's Performance and Tracking Metrics Plan on September 27, 2022
  - DPSC approved a settlement in DPL DE's traditional gas rate case on October 12, 2022
  - PaPUC approved PECO's Joint Petition for Settlement in its gas distribution rate case on October 27, 2022
- **Pending Rate Case Proceedings**
  - ComEd expects a final order in its final electric distribution formula rate update in December 2022
  - DPL MD reached a partial settlement in its first electric MYP and expects a final order in December 2022
- **Expected Distribution Rate Case Filings[1]**
  - DPL DE expects to file a traditional electric rate case in December 2022

2023 Expected Distribution Rate Case Filings[1]

- **ComEd**
  - Expects to file its first electric MYP in January 2023 for rates effective 2024-2027
  - Expects to separately file for reconciliation of 2022 actual costs in April 2023
  - Expects final orders from the ICC by December 2023
- **BGE**
  - Expects to file its second gas and electric MYP in Q1 2023 for rates effective 2024-2026
  - Expects the Q1 2023 filing to include a reconciliation from its first MYP
  - Expects a final order from the MDPSC by December 2023
- **Pepco DC**
  - Expects to file its second electric MYP in the first half of 2023 (upon conclusion of the DCPSC's stay-out provision) for rates effective in 2024-2026
  - Expects to file a reconciliation from its first MYP
- **Pepco MD**
  - Expects to file its second electric MYP in Q2 2023 for rates effective in 2024-2026
  - Expects the Q2 2023 filing to include the reconciliation of year one of its first MYP
  - Expects a final order from the MDPSC by March 31, 2024

History of constructive rate cases that benefit all stakeholders continued in 2022 and builds momentum for 2023

(1) Reflects publicly known distribution rate cases that Exelon expects to file in the balance of 2022 and 2023. Excludes traditional base rate cases with filing dates that are not yet available to the public.

Reaffirming Our 6-8% EPS* Growth Target from 2021-2025



Implied CAGR[1]
~YoY Growth (%)[2]
EPS Increase
Flat EPS
EPS Decrease
8%
6%
4%
$2.06 - $2.14[3]
$2.21 - $2.29[3]
2021E Revised Guidance
2022E
2023E
2024E
2025E

2022-2023 Growth Drivers[4]:

- ↑ **ComEd:** distribution and transmission rate base growth and 30-Year TSY impact to ROE
- ↑ **PHI:** Pepco MD MYP 1 year 3, DPL MD MYP 1 year 1, DPL DE gas and electric rates, and transmission, partially offset by Pepco DC MYP 1 stay out regulatory lag
- ↑ **BGE:** gas and electric MYP 1 year 3 rates, MYP 1 reconciliation, and transmission, offset by MYP 1 regulatory lag
- ↓ **PECO[5]:** return to normal weather and year 2 electric regulatory lag, partially offset by year 1 gas rates, transmission, and electric DSIC tracker
- ↓ **Corp:** higher debt and financing costs, partially offset by the absence of the discontinued ops adj

2023-2024 Growth Drivers[4]:

- ↑ **ComEd:** distribution and transmission rate base growth (MYP 1 year 1 rates)
- ↑ **PHI:** Pepco DC and MD MYP 2 year 1, DPL MD MYP 1 year 2 rates, and transmission
- ↑ **BGE:** gas and electric MYP 2 year 1 rates, MYP 1 reconciliation, and transmission
- → **PECO[5]:** year 3 electric and year 2 gas regulatory lag, offset by transmission and DSIC tracker
- ↓ **Corp:** higher debt and financing costs

2024-2025 Growth Drivers[4]:

- ↑ **ComEd:** distribution and transmission rate base growth (MYP 1 year 2 rates)
- ↑ **PHI:** Pepco DC and MD MYP 2 year 2, DPL MD MYP 1 year 3 rates, and transmission
- ↑ **BGE:** gas and electric MYP 2 year 2 rates and transmission
- ↑ **PECO[5]:** year 1 electric rates, transmission, and gas DSIC tracker, partially offset by year 3 gas regulatory lag
- ↓ **Corp:** higher debt and financing costs

$29B of capital investment drives expected rate base growth of 8.1% and 6-8% EPS* growth from 2021-2025[1]

Note: Implied CAGR and year-over-year earnings growth estimates are for illustrative purposes only to provide indicative year-over-year variability

(1) Exelon's long-term growth target from 2021-2025 is based off the midpoint of the 2021 Adjusted Operating EPS* guidance range of $2.06 - $2.14 as disclosed at Analyst Day in January 2022

(2) 2023E year-over-year growth based off the midpoint of 2022E revised earnings guidance

(3) 2021 revised earnings guidance as disclosed at Analyst Day in January 2022. 2022 revised earnings guidance based on expected average outstanding shares of 987M. ComEd's 2022 revised earnings guidance is based on a forward 30-year Treasury yield as of 9/30/2022.

(4) Reflects publicly known distribution rate cases that Exelon expects to file in the balance of 2022 and 2023. Excludes traditional base rate cases with filing dates that are not yet available to the public.

(5) PECO assumes a 3-year rate case cadence for long-range planning purposes. The earliest PECO can file its next electric distribution rate case is March 30, 2023, for new rates effective January 1, 2024.

Maintaining a Strong Balance Sheet is a Top Financial Priority


S&P FFO / Debt %* and Moody's CFO (Pre-WC) / Debt %*
15%
14%
13%
12%
0%
13-14%
12%
2022-2024E Average(1,2)
Exelon Downgrade Threshold(3)

- Completed a one-time common equity offering for gross proceeds of $575M in August 2022
  - Proceeds were used to retire a portion of a term loan maturing in January 2023
  - Expect to complete the remaining $425M over the 2023 to 2025 period

Credit Ratings[4]	ExCorp	ComEd	PECO	BGE	ACE	DPL	Pepco
Moody's	Baa2	A1	Aa3	A3	A2	A2	A2
S&P	BBB	A	A	A	A	A	A
Fitch	BBB	A	A+	A	A	A	A

Expect no incremental equity needed beyond the previously announced $1B, even if CMT is unmitigated

(1) 2022-2024E average internal estimate based on S&P and Moody's methodology, respectively, as presented at Analyst Day in January 2022; unmitigated impact of the corporate minimum tax could have a 60-70 basis point impact on Moody's and S&P credit metrics in 2023-2025, with the ultimate impact subject to Treasury regulations.
(2) 2022-2024E average credit metric sensitivities: ~$400M (after-tax) lower CFO (Pre-WC) or ~$3B higher debt decreases the Moody's metric by ~1% and ~$400M (after-tax) lower FFO or ~$3B higher debt decreases the S&P metric by ~1%
(3) S&P and Moody's downgrade thresholds based on their published reports for Exelon Corp
(4) Current senior unsecured ratings for Exelon and BGE and current senior secured ratings for ComEd, PECO, ACE, DPL, and Pepco

Delivering Sustainable Value as the Premier T&D Utility

SUSTAINABLE VALUE

- ✓ **Strong Growth Outlook:** ~$29B of T&D capital from 2022-2025 to meet customer needs, resulting in expected rate base growth of 8.1% and fully regulated operating EPS* growth of 6-8% from 2021-2025[1]
- ✓ **Shareholder Returns:** Targeting a ~60% dividend payout ratio of operating earnings* and growth in-line with those earnings through 2025



Industry-Leading Platform
Financial Discipline
Sustainable Value
Operational Excellence
Leading ESG Profile

INDUSTRY-LEADING PLATFORM

- ✓ **Size and Scale:** Largest T&D utility in the country serving 10+ million customers
- ✓ **Diversified Rate Base:** Operate across 7 different regulatory jurisdictions
- ✓ **Large Urban Footprint:** Geographically positioned to lead the clean energy buildout in our densely-populated territories

OPERATIONAL EXCELLENCE

- ✓ **Safely Powering Reliability and Resilience:** Track record of top quartile reliability performance
- ✓ **Delivering a World-Class Customer Experience:** Helping customers take control of energy usage while delivering top quartile customer satisfaction results
- ✓ **Constructive Regulatory Environments:** ~100% of rate base growth covered by alternative recovery mechanisms and ~77% decoupled from volumetric risk

LEADING ESG PROFILE

- ✓ **No Owned Generation Supply:** Pure-play T&D utility
- ✓ **Advancing Clean and Affordable Energy Choices:** Building a smarter, stronger, and cleaner energy grid with options that meet customer needs at affordable rates
- ✓ **Supporting Communities:** Powering the economic health of the diverse communities we serve, while advancing social equity

FINANCIAL DISCIPLINE

- ✓ **Strong Balance Sheet:** Maintain balance sheet capacity to firmly support investment grade credit ratings
- ✓ **Organic Growth:** Reinvestment of free cash to fund utility capital programs with no more than $1B of equity expected from 2022 through 2025

(1) Based off the midpoint of Exelon's 2021 Adjusted EPS* guidance range of $2.06 - $2.14 as disclosed at Analyst Day in January 2022

Additional Disclosures

Third Quarter Results and 2022 Earnings Guidance


Third Quarter 2022 EPS Results
BGE
PECO
PHI
ComEd
Corp
$0.68
$0.03
$0.14
$0.29
$0.29
($0.07)
Q3 GAAP Earnings
$0.75
$0.07
$0.18
$0.29
$0.30
($0.08)
Q3 Adjusted Operating Earnings*


2022 Adjusted Operating EPS* Guidance(1)
$2.18 - $2.32(2)
$2.21 - $2.29(3)
2022 Original Guidance
2022 Revised Guidance

Narrowing 2022 Adjusted Operating Earnings* to $2.21 - $2.29 per share[3]

Note: amounts may not sum due to rounding
(1) Includes after-tax interest expense associated with debt held at Corporate
(2) 2022 original earnings guidance based on expected average outstanding shares of 983M. ComEd's 2022E original earnings guidance was based on a forward 30-year Treasury yield as of 12/31/2021.
(3) 2022 revised earnings guidance based on expected average outstanding shares of 987M. ComEd's 2022E revised earnings guidance is based on a forward 30-year Treasury yield as of 9/30/2022.

Q3 2022 YTD Adjusted Operating Earnings* Waterfall



$1.43(1)
$0.30
$0.40
$0.56
$0.63
($0.20)
($0.26)
Q3 2021
$0.08 Distribution Rates(2)
$0.02 Other(3)
$0.10
ComEd
$0.04 Distribution and Transmission Rates
$0.01 Storm Costs
($0.02) Depreciation and Amortization
($0.01) Credit Loss Expense
($0.01) Other
$0.13
$0.10 Distribution Rates
$0.03 Storm Costs
PECO
$0.01
BGE
($0.03)
$0.07 Distribution Rates
($0.01) Unfavorable Weather and Load
($0.03) Depreciation and Amortization
($0.01) Credit Loss Expense
($0.01) Storm Costs
($0.01) Interest Expense
($0.01) Income Tax Expense Timing
($0.02) Other(4)
PHI
$0.24 BSC Allocations Adjustment for Discontinued Operations(5)
($0.04) Interest Expense
($0.04)
$0.24
Corp
$1.84
$0.31
$0.53
$0.53
$0.73
($0.24)
($0.02)
Q3 2022
BGE
PECO
PHI
ComEd
Corp
Discontinued Ops Adjustment(5)

Note: Amounts may not sum due to rounding

(1) Revised from amounts previously reported to reflect only Exelon continuing operations

(2) Reflects higher allowed electric distribution ROE due to an increase in treasury rates and higher rate base

(3) Includes distribution formula rate timing, offset by the voluntary customer refund related to the ICC investigation of matters identified in the Deferred Prosecution Agreement

(4) Reflects higher contracting costs partially due to timing of maintenance projects

(5) Reflects certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon's results, as these costs do not qualify as expenses of the discontinued operations per the accounting rules

Long-Term Debt Maturity Profile[1,2]

As of 9/30/2022
($M)

Debt Balances (as of 9/30/22)[1,2]	Short-Term Debt	Long-Term Debt	Total Debt
BGE	$0.2B	$4.2B	$4.4B
ComEd	$0.2B	$10.7B	$11.0B
PECO	-	$4.8B	$4.8B
PHI	-	$8.1B	$8.1B
Corp	$1.3B[3]	$9.1B[4]	$10.4B
Exelon	**$1.7B**	**$37.0B**	**$38.7B**



850
850
833
500
807
850
750
360
650
997
303
600
1,250
1,178
810
908
763
295
175
833
1,430
675
700
600
1,400
650
1,225
741
1,200
750
1,275
2,150
1,550
1,650
750
2,150
2,400
700
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
2045
2046
2047
2048
2049
2050
2051
2052
EXC Regulated(5)
ExCorp(6)

Exelon's weighted average long-term debt maturity is approximately 17 years

(1) Maturity profile excludes non-recourse debt, securitized debt, capital leases, fair value adjustments, unamortized debt issuance costs and unamortized discount/premium
(2) Long-term debt balances reflect 2022 Q3 10-Q GAAP financials, which include items listed in footnote 1
(3) Includes $1.1B of 364-day term loans maturing in January and March 2023
(4) Includes $850M of 18-month term loans maturing July 2023
(5) Includes $185M PHI HoldCo notes maturing August 15, 2032
(6) Includes $258M intercompany loan from Exelon Corporate to ExGen (Legacy CEG notes maturing April 1, 2032), which was settled upon close

exelon

Adjusted Operating Earnings* Sensitivities

Interest Rate Sensitivity to +50bp	2022E	2023E
ComEd Distribution ROE[1]	$0.04	$0.04
Cost of Debt[2]	$(0.01)	$(0.01)

Exelon Consolidated Effective Tax Rate	13.6%	15.1%
Exelon Consolidated Cash Tax Rate	0.3%	4.1%

Note: reflects sensitivities and tax rates as presented at Analyst Day in January 2022. Pension was evaluated based on a +50bp move and deemed to be immaterial.
(1) Reflects full year impact to a +50bp increase on the 30-Year US Treasury Yield
(2) Reflects full year impact to a +50bp increase on Corporate debt

Rate Case Details

Updates on Exelon's Open or Recently Completed Distribution Rate Cases

	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Revenue Requirement	Requested ROE / Equity Ratio	Expected/Received Order Date
DPL DE Gas	IT	RT		SA FO									$7.6M[1,2]	9.60% / 49.94%	Oct 12, 2022
PECO Gas	RT	EH	SA	FO									$54.8M[1,3]	N/A / N/A[3]	Oct 27, 2022
ComEd	RT		EH			FO							$198.9M[1,4]	7.85% / 49.45%	Dec 2022
DPL MD		IT	RT	SA	IB RB	FO							$28.9M[1,5] 3-Year MYP	9.60% / 50.50%	Dec 2022

CF Rate case filed
IT Intervenor direct testimony
RT Rebuttal testimony
EH Evidentiary hearings
IB Initial briefs
RB Reply briefs
FO Final commission order
SA Settlement agreement

Note: Unless otherwise noted, based on schedules of Illinois Commerce Commission (ICC), Maryland Public Service Commission (MDPSC), Pennsylvania Public Utility Commission (PAPUC), Delaware Public Service Commission (DPSC), Public Service Commission of the District of Columbia (DCPSC), and New Jersey Board of Public Utilities (NJBPU) that are subject to change

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Revenue requirement excludes the transfer of $5.8M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. Delmarva Power implemented full proposed rates on August 14, 2022, subject to refund. On October 5, 2022, DPL filed a black box settlement with the DPSC, which did not stipulate on Rate Base. The DPSC approved the settlement without modification on October 12, 2022.
(3) Revenue requirement excludes the transfer of $7M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. On October 27, 2022, the Commission approved PECO's Joint Petition for Settlement. The settlement did not stipulate any ROE, Equity Ratio, or Rate Base.
(4) Includes $55M related to the annual reconciliation for 2021, which provides for a ROR of 5.91% and an allowed ROE of 7.78% that reflect a 7bps performance metric penalty. Excludes ~$65M of deferred income tax benefits, which would partially offset the revenue requirement increase. Revenue requirement in initial filing was an increase of $198.8M. Through the discovery period in the current proceeding, ComEd agreed to ~$0.1M in adjustments.
(5) Reflects 3-year cumulative multi-year plan. On October 7, 2022, DPL filed a partial settlement with the MDPSC, which included incremental revenue requirement increases of $16.9M, $6.0M and $6.0M with rates effective January 1, 2023, January 1, 2024, and January 1, 2025, respectively.

Delmarva DE (Gas) Distribution Rate Case Filing

Rate Case Filing Details	
Docket No.	22-0002
Test Year	January 1, 2021 – December 31, 2021
Test Period	12 Months Actual
Common Equity Ratio	49.94%
Rate of Return	ROE: 9.60%; ROR: 6.57%
Rate Base (Adjusted)	N/A
Revenue Requirement Increase	$7.6M[1,2]
Residential Total Bill % Increase	6.9%

Notes

- January 14, 2022, Delmarva Power filed an application with the Delaware Public Service Commission (DPSC) seeking an increase in gas distribution base rates
- October 5, 2022, Delmarva Power filed a black box settlement agreement with the DPSC, which included a revenue requirement increase of $7.6M, but no stipulation on Rate Base
- October 12, 2022, the Commission approved the settlement agreement without modification

Detailed Rate Case Schedule

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr
Filed rate case	▲ 1/14/2022															
Intervenor testimony							▲ 7/1/2022									
Rebuttal testimony								▲ 8/15/2022								
Settlement agreement										▲ 10/5/2022						
Commission order										▲ 10/12/2022						

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Revenue requirement excludes the transfer of $5.8M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. Delmarva Power implemented full proposed rates on August 14, 2022, subject to refund.

PECO (Gas) Distribution Rate Case Filing

Rate Case Filing Details	
Docket No.	R-2022-3031113
Test Year	January 1, 2023 – December 31, 2023
Test Period	12 Months Budget
Common Equity Ratio	N/A
Rate of Return	ROE: N/A; ROR: N/A
Rate Base (Adjusted)	N/A
Revenue Requirement Increase	$54.8M[1,2]
Residential Total Bill % Increase	9.0%

Notes

- March 31, 2022, PECO filed a general base rate filing with the Pennsylvania Public Utility Commission (PAPUC) seeking an increase in gas distribution base rates
- September 19, 2022, PECO filed a Joint Petition for Settlement of Rate Investigation, which included a revenue requirement increase of $54.8M, but no stipulation on ROE, Equity Ratio, or Rate Base
- October 11, 2022, the presiding ALJ issued his Recommended Decision in which he found the settlement to be in the public interest and recommended the Settlement be approved without modification
- October 27, 2022, the Commission approved the settlement

Detailed Rate Case Schedule

	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb
Filed rate case	3/31/2022											
Intervenor testimony				6/22/2022								
Rebuttal testimony					7/21/2022							
Evidentiary hearings						8/11/2022 - 8/12/2022						
Settlement agreement							9/19/2022					
Commission order								10/27/2022				

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Revenue requirement excludes the transfer of $7M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates

ComEd Distribution Rate Case Filing

Rate Case Filing Details	
Docket No.	22-0302
Test Year	January 1, 2021 – December 31, 2021
Test Period	2021 Actual Costs + 2022 Projected Plant Additions
Proposed Common Equity Ratio	49.45%
Proposed Rate of Return	ROE: 7.85%; ROR: 5.94%
Proposed Rate Base (Adjusted)	$13,883M
Requested Revenue Requirement Increase	$198.9M[1,2]
Residential Total Bill % Increase	2.7%

Notes

- April 15, 2022, ComEd filed its final annual distribution formula rate update with the Illinois Commerce Commission (ICC) seeking an increase in electric distribution base rates
- Rate increase amount is driven by higher treasury yields and continued investment in infrastructure that will enhance the reliability of the grid and enable advancement of clean technologies and renewable energy
- No contested issues remained as of the evidentiary hearing. A draft proposed order, which was agreed with the ICC Staff and Intervenors, was filed on October 19, 2022.

Detailed Rate Case Schedule

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan
Filed rate case				▲ 4/15/2022									
Intervenor testimony						▲ 6/29/2022							
Rebuttal testimony							▲ 7/27/2022						
Evidentiary hearings									▲ 9/14/2022				
Commission order expected												12/2022	

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Includes $55M related to the annual reconciliation for 2021, which provides for a ROR of 5.91% and an allowed ROE of 7.78% that reflect a 7bps performance metric penalty. Excludes ~$65M of deferred income tax benefits, which would partially offset the revenue requirement increase. Revenue requirement in initial filing was an increase of $198.8M. Through the discovery period in the current proceeding, ComEd agreed to ~$0.1M in adjustments.

Delmarva MD Distribution Rate Case Filing

Multi-Year Plan Case Filing Details	
Formal Case No.	9681
Test Year	January 1 – December 31
Test Period	2023, 2024, 2025
Proposed Common Equity Ratio	50.50%
Proposed Rate of Return	ROE: 9.60%; ROR: 6.62%
2023-2025 Proposed Rate Base (Adjusted)	$921M, $973M, $993M
2023-2025 Requested Revenue Requirement Increase	$16.9M, $6.0M, $6.0M[1,2]
2023-2025 Residential Total Bill % Increase	3.0%, 1.0%, 1.0%

Notes

- May 19, 2022, Delmarva Power filed its first three-year multi-year plan (MYP) request with the Maryland Public Service Commission (MDPSC) seeking an increase in electric distribution base rates
- October 7, 2022, Delmarva Power filed a partial settlement agreement with the MDPSC, which included a cumulative revenue requirement increase of $28.9M. The settlement is subject to the Commission's approval.

Detailed Rate Case Schedule

	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan
Filed rate case	5/19/2022								
Intervenor testimony				8/19/2022					
Rebuttal testimony					9/19/2022				
Settlement agreement						10/7/2022			
Initial briefs							11/1/2022		
Reply briefs							11/14/2022		
Commission order expected								12/2022	

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Company proposed incremental revenue requirement increases with rates effective January 1, 2023, January 1, 2024, and January 1, 2025, respectively

Reconciliation of Non-GAAP Measures

Projected GAAP to Operating Adjustments

- **Exelon's projected 2022 adjusted (non-GAAP) operating earnings excludes the earnings effects of the following:**
  - Asset impairments;
  - Costs related to the separation;
  - Adjustment to deferred income taxes as a result of the reduction in Pennsylvania corporate income tax rate;
  - Adjustment to deferred income taxes in connection with the separation, including an income tax expense primarily due to the long-term marginal state income tax rate change, the recognition of valuation allowances against the net deferred tax assets positions for certain standalone state filing jurisdictions, and nondeductible transactions costs, partially offset by a one-time impact associated with a state tax benefit; and
  - Other items not directly related to the ongoing operations of the business.

Q3 QTD GAAP EPS Reconciliation

Three Months Ended September 30, 2022	ComEd	PECO	BGE	PHI	Other	Exelon
2022 GAAP Earnings (Loss) from Continuing Operations Per Share	$0.29	$0.14	$0.03	$0.29	($0.07)	$0.68
Asset Impairments	-	-	0.04	-	-	0.04
Separation Costs	-	-	-	-	(0.01)	-
Income Tax-Related Adjustments	-	0.04	-	-	-	0.04
2022 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share	$0.30	$0.18	$0.07	$0.29	($0.08)	$0.75

Three Months Ended September 30, 2021(1)	ComEd	PECO	BGE	PHI	Other	Exelon
2021 GAAP Earnings (Loss) from Continuing Operations Per Share	$0.22	$0.11	$0.04	$0.27	($0.18)	$0.47
Acquisition Related Costs	-	-	-	-	0.01	0.01
Separation Costs	-	-	-	-	0.01	0.02
Income Tax-Related Adjustments	-	-	-	-	0.03	0.03
2021 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share	$0.23	$0.12	$0.04	$0.28	($0.13)	$0.53

Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding.

(1) Other and Exelon amounts are revised from amounts previously reported to reflect only Exelon continuing operations and include certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon's results, as these costs do not qualify as expenses of the discontinued operations per the accounting rules.

Q3 YTD GAAP EPS Reconciliation

Nine Months Ended September 30, 2022[1]	ComEd	PECO	BGE	PHI	Other	Exelon
2022 GAAP Earnings (Loss) from Continuing Operations Per Share	**$0.72**	**$0.48**	**$0.27**	**$0.53**	**($0.35)**	**$1.65**
Asset Impairments	-	-	0.04	-	-	0.04
Separation Costs	0.01	-	-	0.01	-	0.03
Income Tax-Related Adjustments	-	0.04	-	-	0.09	0.13
2022 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share	**$0.73**	**$0.53**	**$0.31**	**$0.53**	**($0.26)**	**$1.84**

Nine Months Ended September 30, 2021[1,2]	ComEd	PECO	BGE	PHI	Other	Exelon
2021 GAAP Earnings (Loss) from Continuing Operations Per Share	**$0.62**	**$0.39**	**$0.30**	**$0.55**	**($0.52)**	**$1.33**
Mark-to-Market Impact of Economic Hedging	-	-	-	-	0.01	0.01
COVID-19 Direct Costs	-	-	-	-	-	0.01
Acquisition Related Costs	-	-	-	-	0.02	0.02
ERP System Implementation	-	-	-	-	0.01	0.01
Cost Management Program	-	-	-	-	-	0.01
Separation Costs	0.01	-	-	0.01	0.01	0.03
Income Tax-Related Adjustments	-	-	-	-	0.02	0.02
2021 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share	**$0.63**	**$0.40**	**$0.30**	**$0.56**	**($0.46)**	**$1.43**

Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding.

(1) Other and Exelon include certain BSC costs that were historically allocated to ExGen for January 2022 but are presented as part of continuing operations in Exelon's results, as these costs do not qualify as expenses of the discontinued operations per the accounting rules.

(2) Other and Exelon amounts are revised from amounts previously reported to reflect only Exelon continuing operations and include certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon's results, as these costs do not qualify as expenses of the discontinued operations per the accounting rules.

GAAP to Non-GAAP Reconciliations[1]

S&P FFO/Debt[2] = FFO (a) / Adjusted Debt (b)

Moody's CFO (Pre-WC)/Debt[3] = CFO (Pre-WC) (c) / Adjusted Debt (d)

S&P FFO Calculation[2]

GAAP Operating Income
+ Depreciation & Amortization
= EBITDA
- Cash Paid for Interest
+/- Cash Taxes
+/- Other S&P FFO Adjustments
= FFO (a)

S&P Adjusted Debt Calculation[2]

Long-Term Debt
+ Short-Term Debt
+ Underfunded Pension (after-tax)
+ Underfunded OPEB (after-tax)
+ Operating Lease Imputed Debt
- Cash on Balance Sheet
+/- Other S&P Debt Adjustments
= Adjusted Debt (b)

Moody's CFO (Pre-WC) Calculation[3]

Cash Flow From Operations
+/- Working Capital Adjustment
+/- Other Moody's CFO Adjustments
= CFO (Pre-Working Capital) (c)

Moody's Adjusted Debt Calculation[3]

Long-Term Debt
+ Short-Term Debt
+ Underfunded Pension (pre-tax)
+ Operating Lease Imputed Debt
+/- Other Moody's Debt Adjustments
= Adjusted Debt (d)

(1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available; therefore, management is unable to reconcile these measures
(2) Calculated using S&P Methodology
(3) Calculated using Moody's Methodology

GAAP to Non-GAAP Reconciliations

Exelon Operating TTM ROE Reconciliation ($M)(1)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Net Income (GAAP)	$1,841	$2,214	$2,243	$2,225	$2,242	$2,258	$2,371
Operating Exclusions	$249	$36	$42	$82	$88	$84	$144
Adjusted Operating Earnings	$2,090	$2,250	$2,284	$2,307	$2,331	$2,342	$2,515
Average Equity	$23,598	$23,882	$24,651	$24,967	$26,217	$26,566	$27,186
Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings/Average Equity)	**8.9%**	**9.4%**	**9.3%**	**9.2%**	**8.9%**	**8.8%**	**9.3%**

Exelon Operating TTM ROE Reconciliation ($M)(1)	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Net Income (GAAP)	$2,037	$2,065	$2,060	$1,728	1,747	1,737
Operating Exclusions	$33	$30	$31	$254	243	246
Adjusted Operating Earnings	$2,070	$2,095	$2,091	$1,982	1,990	1,984
Average Equity	$20,500	$20,913	$21,502	$21,885	22,329	22,690
Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings/Average Equity)	**10.1%**	**10.0%**	**9.7%**	**9.1%**	**8.9%**	**8.7%**

(1) Represents the twelve-month periods ending September 30, 2019-2022, June 30, 2020-2022, March 31, 2020-2022, and December 31, 2019-2021 for Exelon's utilities (excludes Corp). Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Components may not reconcile to other SEC filings due to rounding.

Thank you

Please direct all questions to the Exelon Investor Relations team:

InvestorRelations@ExelonCorp.com

312-394-2345

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